SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 12, 2004
                                                           ------------


                       Elephant Talk Communications, Inc.
             (Exact name of registrant as specified in its charter)



                                   California
                 (State or other jurisdiction of incorporation)



     000-30061                                              95-2210753
     ---------                                              ----------
(Commission File Number)                       (IRS Employer Identification No.)


438 East Katella Avenue, Suite 217, Orange, California                  92867
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:   (714) 288-1570
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Item 4.  Changes in Registrant's Certifying Accountant

       The Registrant dismissed Kabani & Company, Inc. ("Kabani") as its auditors effective May 5, 2004. Kabani served as the Registrant's independent auditors for the Registrant's fiscal years ended December 31, 2003 and 2002. Kabani's report on the Registrant's consolidated financial statements for the years ended December 31, 2003 and 2002 (the "Reports") did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, however, they were modified to include an explanatory paragraph wherein they expressed substantial doubt about the Registrant's ability to continue as a going concern.

       During the Registrant's fiscal years ended December 31, 2003 and 2002, and during the period from January 1, 2004 until Kabani's dismissal, there were no disagreements with Kabani within the meaning of item 304 of regulation S-B or any matter of accounting principles or practices, financial disclosures, or auditing scope or procedures, which disagreements if not resolved to Kabani's satisfaction, would have caused Kabani to make reference to the subject matter of the disagreements in connection with its Reports.

       During the Registrant's fiscal years ended December 31, 2003 and 2002, and during the period from January 1, 2004 until Kabani's dismissal, there were no "reportable events" (as such term is defined in item 304(a)(1)(iv)(B) of regulation S-B.

       On May 5, 2004, the Registrant engaged Webb & Company, P.A., Certified Public Accountants, as the Registrant's independent accountants to report on the Registrant's consolidated balance sheet as of March 31, 2004, and the related consolidated statements of operations, stockholders' equity and cash flows for the three months then ended. The decision to appoint Webb & Company, P.A. was approved by the Registrant's Board of Directors upon recommendation by its audit committee.

       During the Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of Webb & Company, P.A., neither the Registrant nor anyone on the Registrant's behalf consulted with Webb & Company, P.A. regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

       The Registrant has requested Kabani to review the disclosure contained herein and has provided Kabani the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of Kabani's views, or the respects in which Kabani does not agree with the statements contained herein. Kabani has reviewed the disclosure contained herein and has provided to the Registrant a letter addressed to the Securities and Exchange Commission stating that it has reviewed the disclosure provided in this Current Report and has no disagreement with the relevant portions of this disclosure, pursuant to the requirements of Item 304(a)(3) of Regulation S-B. A copy of such letter is filed as an Exhibit to this Current Report on Form 8-K.




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Item 7.  Financial Statements and Exhibits

         Exhibit 16.  Letter From Kabani & Company, Inc.






                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: May 12, 2004                         Elephant Talk Communications, Inc.



                                            By: /s/ Russelle Choi
                                            -----------------------
                                            Russelle Choi
                                            Chief Executive Officer































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